Strategic Hotels & Resorts

Value Creation Workshop

Agenda

Welcome

Fairmont Chicago Hotel

Transportation

InterContinental Chicago

Reception

Forward-Looking Statements

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of
1995.  They include, for example, statements about our business outlook, assessment of market conditions, strategies, future plans, future sales, prices for our major products, capital spending and tax rates.  These forward-looking statements are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.  The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk
Factors” in Strategic Hotel Capital’s Form S-3 filed on June 30, 2005 and from time to time, in Strategic Hotel Capital’s other filings with the Securities and Exchange Commission.

Strategic Hotels & Resorts

Value Creation Workshop

Lucien Lagrange Architects

Park Hyatt Hotel – Chicago

Elysian Hotel & Residences – Chicago

Hard Rock Hotel – Chicago

Inn at Bandon Dunes – Bandon, Oregon

St Regis – Bel Harbour, Florida

4140

BOSS
Airport Express
Continental Airport Express.com
(800) 654-7871

InterContinental Chicago
Physical Changes

480

807

Total Rooms

330

330

South Tower Rooms

27,865 sq/ft

12,000 sq/ft

Spa / Amenities

11,130 sq/ft

0 sq/ft

Retail

40,370 sq/ft

42,370 sq/ft

Meeting Space

150

477

North Tower Rooms

Proposed

Current

InterContinental Chicago
Approximate Project Timeline

2007

477 room existing North Tower demolition

330 room South Tower renovation

New North Tower construction

330 room South Tower and retail opening

2008

Continued construction on new North Tower

2009

New North Tower and retail opening

Strategic Hotel’s Market Share
Chicago Competitive Market Set

17%

Strategic Hotel’s Market Share

8,941

      Total Rooms

632

Swissotel Chicago

692

Fairmont Chicago

751

Westin Michigan Avenue

807

InterContinental Chicago

1,192

Marriott Chicago

1,209

Sheraton Hotel & Towers

1,639

The Palmer House Hilton

2,019

Hyatt Regency Chicago

Current

Strategic Hotel’s Market Share
Chicago Competitive Market Set

10%

Market Shrinkage

8%

17%

Strategic Hotel’s Market Share

8,021

8,941

      Total Rooms

632

632

Swissotel Chicago

579

692

Fairmont Chicago

751

751

Westin Michigan Avenue

0

807

InterContinental Chicago

1,192

1,192

Marriott Chicago

1,209

1,209

Sheraton Hotel & Towers

1,639

1,639

The Palmer House Hilton

2,019

2,019

Hyatt Regency Chicago

New

Current

New Competitive Set

435

Ritz-Carlton Chicago

202

Park Hyatt Chicago

27%

Strategic Hotel’s Market Share

1,801

330

InterContinental Chicago

150

InterContinental Towers

339

The Peninsula Chicago

345

Four Seasons Chicago